UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2011

ARIAD Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21696	22-3106987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Landsdowne Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 494-0400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On January 6, 2011, ARIAD Pharmaceuticals, Inc. (the “Registrant”) and its subsidiary, ARIAD Corporation (together with the Registrant, the “Borrowers”), entered into an Amendment No. 6 (the “Amendment”) to the Credit Agreement dated March 12, 2003, as previously amended, among the Borrowers and RBS Citizens, National Association, successor by merger to Citizens Bank of Massachusetts (as amended, the “Credit Agreement”).

The Amendment increases the current outstanding balance of the term loan authorized under the Credit Agreement from $9.625 million to $14.0 million, extends the maturity date from March 31, 2013 to December 31, 2015, and re-sets the quarterly repayment provisions to those provisions established in Amendment No. 3 to the Credit Agreement, dated March 26, 2008, increasing from 2.5% of the principal amount in the first quarter to 8.75% of the principal amount in the final quarter, together with interest, throughout the term of the loan.  Payments pursuant to the Amendment will commence on March 31, 2011.  All other provisions of the Credit Agreement remain in full force and effect.

A copy of the Amendment is filed as Exhibit 10.2.7 to this Form 8-K, and the information contained therein is incorporated herein by reference.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed above in Item 1.01 “Entry into a Material Definitive Agreement” is hereby incorporated herein by reference.  In addition, the information in response to this Item 2.03 is incorporated by reference from the Registrant's Current Report on Form 8-K filed on March 27, 2008. A copy of the Credit Agreement, as previously amended, has been filed as Exhibit 10.2 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2009, or incorporated by reference therein, and the information contained in the Credit Agreement, as amended,  is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

(d)   The following exhibit is filed with this report:

Exhibit Number	Description

10.2.7	Amendment No. 6 to Credit Agreement, dated as of January 6, 2011, by and among ARIAD Pharmaceuticals, Inc., ARIAD Corporation and RBS Citizens, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD PHARMACEUTICALS, INC.

		By:	/s/ Edward M. Fitzgerald
Edward M. Fitzgerald
Executive Vice President, Chief Financial Officer and
Treasurer

Date:	January 12, 2011

EXHIBIT LIST

Exhibit Number	Description

10.2.7	Amendment No. 6 to Credit Agreement, dated as of January 6, 2011, by and among ARIAD Pharmaceuticals, Inc., ARIAD Corporation and RBS Citizens, National Association.

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